Exhibit 10 (d6)

EIGHTH AMENDMENT TO THE
CAPITOL BANCORP LTD.
EMPLOYEE STOCK OWNERSHIP PLAN

     The Capitol Bancorp Ltd. Employee Stock Ownership Plan is hereby amended effective January 1, 2004 by adding the following participating employers at the end of the list therein contained:

Name of	Type of	State of	Date of
Employer	Entity	Organization	Participation
Yuma Community Bank	Banking Corp.	Arizona	Jan. 1, 2004
Desert Community Bank	Banking Corp.	Nevada	Jan. 1, 2004
Red Rock Community Bank	Banking Corp.	Nevada	Jan. 1, 2004
Black Mountain Community Bank	Banking Corp.	Nevada	Jan. 1, 2004
Goshen Community Bank	Banking Corp.	Indiana	Jan. 1, 2004

CAPITOL BANCORP LTD.

Dated: December 1, 2004	By:	/s/ Joseph D. Reid

Joseph D. Reid
Chairman and CEO

YUMA COMMUNITY BANK

Dated: December 1, 2004	By:	/s/ Katherine Brandon

Katherine Brandon
President

DESERT COMMUNITY BANK

Dated: December 1, 2004	By:	/s/ James Howard

James Howard
President

RED ROCK COMMUNITY BANK

Dated: December 1, 2004	By:	/s/ Thomas Mangione

Thomas Mangione
President and CEO

BLACK MOUNTAIN COMMUNITY BANK

Dated: December 1, 2004	By:	/s/ Peter Atkinson

Peter Atkinson
President

GOSHEN COMMUNITY BANK

Dated: December 1, 2004	By:	/s/ Douglas Johnston

Douglas Johnston
President